UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 25, 2005
Date of Report (date of earliest event reported)

_____________

HYPERION SOLUTIONS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	000-26934	77-0277772
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)

5450 Great America Parkway
Santa Clara, California 95054
(Address of principal executive offices, including zip code)

(408) 744-9500
(Registrant’s telephone number, including area code)

1344 Crossman Avenue
Sunnyvale, California 94089
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02 Results of Operations and Financial Condition

     On January 25, 2005, Hyperion Solutions Corporation (the “Company”) issued a press release announcing its results for its fiscal second quarter ended December 31, 2004. Subsequently, the Company held a conference call to discuss its results. A copy of the press release is furnished as Exhibit 99.1 to this report. A transcript of the conference call and the related slide presentation are furnished as Exhibit 99.2 to this report.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated January 25, 2005, entitled “Hyperion Reports Record Fiscal Second Quarter Revenue and Earnings.”

99.2	Transcript of the Company’s conference call relating to its results for its fiscal second quarter ended December 31, 2004 and the related slide presentation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERION SOLUTIONS CORPORATION

Date: January 31, 2005	By: /s/ David Odell Name: David Odell Title: Chief Financial Officer

EXHIBIT INDEX

99.1	Press release dated January 25, 2005, entitled “Hyperion Reports Record Fiscal Second Quarter Revenue and Earnings.”

99.2	Transcript of the Company’s conference call relating to its results for its fiscal second quarter ended December 31, 2004 and the related slide presentation.